Provision for Legal Proceedings	9 Months Ended
Sep. 30, 2022
Disclosure Of Provisions Text Block Abstract
Provision for legal proceedings
15	Provision for legal proceedings

The provision for legal proceedings is estimated by the Company and supported by its legal counsel and was established in an amount considered sufficient to cover probable losses.

	Tax claims	Social security and labor	Civil	Total
Balance as of December 31, 2020	169	64	49	282
Additions	38	36	7	81
Reversals	(74)	(18)	(7)	(99)
Payments	-	(14)	(25)	(40)
Monetary correction	5	4	5	14
Balance as of September 30, 2021	138	72	28	238
Restricted deposits for legal proceedings	(64)	(35)	(2)	(101)
Net provision of judicial deposits	74	37	26	137

(	Tax claims	Social security and labor	Civil	Total
Balance as of December 31, 2021	109	69	27	205
Additions	5	54	10	69
Reversals	(69)	(20)	(3)	(92)
Payments	-	(23)	(13)	(36)
Monetary correction	5	5	3	13
Balance as of September 30, 2022	50	85	24	159
Restricted deposits for legal proceedings	(10)	(40)	(3)	(53)
Net provision of judicial deposits	40	45	21	106

15.1	Tax claims

Tax claims are subject by law to monthly monetary adjustment, which refers to an adjustment to the provision based on indexing rates adopted by each tax jurisdiction. Both interest charges and fines, where applicable, were calculated and provisioned with respect to unpaid amounts.

The Company has other tax claims, according to its legal counsels’ analysis, were provisioned, namely: (i) discussions on the non-application of the Accident Prevention Factor (FAP); (ii) discussions with State tax authorities on ICMS tax rate calculated in electricity bills; (iii) IPI in the resale of imported products; and (iv) other matters.

The amount provisioned for these matters on September 30, 2022 is R$50 (R$109 at December 31, 2021).

15.2	Social security and labor

The Company is a party to various labor proceedings, especially due to dismissals in the regular course of business. On September 30, 2022, the Company recorded a provision of R$85 (R$69 on December 31, 2021), referring to a potential risk of loss relating to labor claims. Management, with the assistance of its legal counsels, assesses these claims and records provisions for losses when reasonably estimated, considering previous experiences in relation to amounts claimed.

15.3	Civil

The Company is party to civil proceedings (indemnifications, collections, among others) that are in different procedural phases and various courts. Management records provisions in amounts considered sufficient to cover unfavorable court decisions when its internal and external legal counsel assess the losses to be probable.

Among these proceedings, we highlight the following:

The Company is party to various lawsuits requesting the renewal of rental agreements and the review of the current rent paid. The Company records a provision for the difference between the amount originally paid by stores and the amounts claimed by the adverse party in the lawsuit when internal and external legal counsels consider the probability of changing the lease amount paid by the entity. On September 30, 2022, the amount of the provision for these lawsuits is R$19 (R$21 on December 31, 2021), for which there are no judicial deposits for legal proceedings.

The Company is party to certain lawsuits relating to the fines applied by inspection bodies of direct and indirect administration of the federal government, states, and municipalities, including consumer defense bodies (PROCONs, INMETRO, and local governments). The Company, with the assistance of its legal counsel, assesses these claims recording provisions for probable cash disbursements according to the estimate of loss. On September 30, 2022, the amount of provision for these lawsuits is R$5 (R$6 on December 31, 2021).

The Company’s total civil, regulatory and property claims on September 30, 2022, is R$24 (R$27 on December 31, 2021).

15.4	Possible contingent liabilities

The Company is a party to other litigations for which the risk of loss was classified by its legal counsel to be possible, therefore, not accrued, totaling an updated amount of R$2,437 as of September 30, 2022 (R$2,346 as of December 31, 2021), which are mainly related to:

IRPJ (corporate income tax), IRRF (withholding income tax), CSLL (social contribution on net income) – The Company received several tax assessment notices relating to tax offsetting proceedings, goodwill tax amortization disallowance, disagreements regarding payments and overpayments, fines for non-compliance with ancillary obligation, among other less relevant issues. The amount involved corresponds to R$600 on September 30, 2022 (R$478 on December 31, 2021).

COFINS and PIS (federal taxes on gross revenues) – The Company has been questioned about discrepancies in payments and overpayments; fine for non-compliance with ancillary obligation, disallowance of COFINS and PIS credits, among other issues. These proceedings are pending judgment at the administrative and judicial levels. The amount involved in these tax assessments is R$637 as of September 30, 2022 (R$609 on December 31, 2021).

ICMS (State VAT) – The Company received tax assessment notices from State tax authorities in connection with credits from: (i) purchases from suppliers considered unqualified by the registry of the State Revenue Service, and (ii) among others matters. These tax assessments amount to R$1,099 on September 30, 2022 (R$1,128 on December 31, 2021). These proceedings are pending final judgment at the administrative and judicial levels.

ISS (services tax), IPTU (urban property tax), Fees and other – The Company has received tax assessments relating to discrepancies in payments of IPTU, fines for non-compliance with ancillary obligations, ISS – refund of advertising expenses and various fees, totaling R$15 on September 30, 2022 (R$13 on December 31, 2021). These proceedings are pending judgment at the administrative and judicial levels.

INSS (national institute of social security) – The Company was assessed for divergences in the FGTS and Social Security form (GFIP), offsets not approved, among other matters, with possible losses of R$22 as of September 30, 2022 (R$56 as of December 31, 2021). Proceedings have been discussed in the administrative and judicial level.

Other litigation– These proceedings refer to real estate lawsuits in which the Company claims the renewal of lease agreements and rents according to market prices. These lawsuits involve proceedings in civil court, as well as administrative proceedings filed by inspection bodies, such as the consumer defense body (PROCONs), the National Institute of Metrology, Standardization and Industrial Quality– INMETRO, the National Agency of Sanitary Surveillance - ANVISA, among others, totaling R$50 on September 30, 2022 (R$47 on December 31, 2021).

Three collective proceedings were filed due to an approach to a customer, in August 2021 at the store in Limeira - SP, which allege racial issues. All cases were satisfactorily answered and are under analysis by the court and, therefore, it is still not possible to reasonably estimate the amounts involved, due to the subjectivity of the matter. No significant impact on the condensed interim financial statements is expected.

The Company engages external legal counsel to represent it in tax matters, whose fees are contingent on the final outcome of the lawsuits. Percentages may vary according to qualitative and quantitative factors of each proceeding, on September 30, 2022, the estimated amount, in case of success of all lawsuits, was approximately R$14 (R$15 on December 31, 2021).

15.5	Guarantees

The Company provided bank guarantees and insurance guarantees for judicial proceedings of a civil, tax and labor nature, described below:

Lawsuits	Letter of guarantees

Tax	666
Labor	90
Civil and others	412
Total	1,168

The cost of guarantees is approximately 0.31% per year of the amount of the lawsuits and is recorded as a financial expense.

15.6	Restricted deposits for legal proceedings

The Company is challenging the payment of certain taxes, contributions, and labor liabilities and made judicial deposits in amounts equivalent to the final court decisions, as well as judicial deposits related to the provision for legal claims.

The Company recorded amounts referring to judicial deposits in its assets as follows:

	As of
Lawsuits	September 30, 2022	December 31, 2021
Tax	11	65
Labor	50	50
Civil and others	10	4
Total	71	119